OMNIBUS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO U.S. SECURITY AGREEMENT, CANADIAN SECURITY AGREEMENT, U.S. PLEDGE AGREEMENT, U.S. GUARANTY AND CANADIAN GUARANTY

This OMNIBUS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO U.S. SECURITY AGREEMENT, CANADIAN SECURITY AGREEMENT, U.S. PLEDGE AGREEMENT, U.S. GUARANTY AND CANADIAN GUARANTY (this “Omnibus Amendment”) is entered into as of March 5, 2013, by and among Ciena Corporation, a Delaware corporation (the “Company”), Ciena Communications, Inc., a Delaware corporation (together with the Company, collectively, the “U.S. Borrowers”), Ciena Canada, Inc., a corporation incorporated under the laws of Canada (the “Canadian Borrower” and, together with the U.S. Borrowers, collectively, the “Borrowers”), Deutsche Bank AG New York Branch, as administrative agent and collateral agent (in such capacities, the “Administrative Agent” and the “Collateral Agent”, respectively) and the Lenders (as defined in the Credit Agreement referred to below) party hereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement referred to below.

RECITALS
WHEREAS, the Borrowers, the Lenders, Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and the other agents party thereto are parties to that certain ABL Credit Agreement, dated as of August 13, 2012 (as amended by that certain First Amendment to Credit Agreement, dated as of August 24, 2012, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrowers;
WHEREAS, the U.S. Credit Parties and the Administrative Agent are parties to that certain U.S. Guaranty, dated as of August 13, 2012 (the “U.S. Guaranty”);
WHEREAS, the U.S. Credit Parties and the Collateral Agent are parties to that certain Security Agreement, dated as of August 13, 2012 (the “U.S. Security Agreement”);
WHEREAS, the U.S. Credit Parties and the Collateral Agent are parties to that certain Pledge Agreement, dated as of August 13, 2012 (the “U.S. Pledge Agreement”);
WHEREAS, the Canadian Credit Parties and the Administrative Agent are parties to that certain Canadian Guaranty, dated as of August 13, 2012 (the “Canadian Guaranty”);
WHEREAS, the Canadian Credit Parties and the Collateral Agent are parties to that certain Canadian Security Agreement, dated as of August 13, 2012 (the “Canadian Security Agreement”); and
WHEREAS, the Borrowers, the other Credit Parties, the Administrative Agent, the Collateral Agent and each Lender party hereto desire to amend the Credit Agreement, the U.S. Guaranty, the Canadian Guaranty, the U.S. Security Agreement, the Canadian Security Agreement and the U.S. Pledge Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION I.Amendments to Credit Agreement.

A.Section 1.01 of the Credit Agreement is hereby amended as follows:

1.the definition of “Immaterial Subsidiary” is hereby amended by inserting the following text immediately before the “.” appearing at the end of such clause:

“; provided, however, notwithstanding the foregoing or anything to the contrary contained in Section 9.12(g) or Section 10.12, the Company, at its option, may elect to cause an Immaterial Subsidiary to become a Borrower pursuant to (and in accordance with the terms and conditions of) Section 9.12(g) or a Guarantor pursuant to (and in accordance with the terms and conditions of) Section 10.12, in which case such Immaterial Subsidiary shall, upon satisfaction of the provisions of either such Section, no longer constitute an Immaterial Subsidiary for any purpose hereunder or under any other Credit Document”; and

2.the definition of “Obligations” is hereby amended by inserting the following text at the end thereof:

“Notwithstanding anything to the contrary contained herein or in any other Credit Document, in no event will Obligations include any Excluded Swap Obligations.”

B.Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” shall have the meaning set forth in the definition of Excluded Swap Obligation.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (each, an “ECP”) at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligations under any Interest Rate Protection Agreement or Other Hedge Agreement to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

C.Section 10.01 of the Credit Agreement is hereby amended as follows:

1.    clause (u) is hereby amended by deleting the word “and” at the end thereof;

2.    clause (v) in hereby amended by inserting the text “; and” in place of the “.” at the end thereof; and

3.    inserting the following new clause (w) immediately after clause (v) thereof:
“(w)    Liens on accounts receivable sold in the ordinary course of business in accordance with Section 10.02(g)(ii) arising in connection with such sale; provided that any such Liens extend solely to the accounts receivable so sold and do not encumber any additional assets or properties of the Company or any of its Subsidiaries.”.

D.Section 10.02(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    “(g)    the Company and its Subsidiaries may sell or discount, in each case without recourse (other than customary indemnities in respect of third party liens and claims and customary reductions in purchase price for claims against the Company or a Subsidiary for failure to comply with the terms of the contract under which the accounts receivable arose) and in the ordinary course of business, (i) accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction, (ii) accounts receivable arising in the ordinary course of business that do not constitute Eligible Accounts so long as such sale or discount is not part of any financing transaction (it being understood, for the avoidance of doubt, that any sale or discount of such account receivables without any repurchase obligation shall not constitute a financing transaction) and (iii) letters of credit from customers in order to collect payments in respect of an account receivable earlier than otherwise due in the ordinary course of business and not as part of any financing transaction;”.

SECTION II.Amendments to U.S. Guaranty.

A.    Clause (ii) of Section 1 of the U.S. Guaranty is hereby amended by inserting the following text immediately before the “);” appearing at the end of such clause:

“; provided, however, in no event will Secured Hedging Obligations include any Excluded Swap Obligations”.

B.    Section 1 of the U.S. Guaranty is hereby further amended by inserting in the appropriate alphabetical order the following new definition:

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

C.    The U.S. Guaranty is hereby further amended by adding the following new Section 25 immediately after Section 24 thereof:

“25.    Qualified ECP Guarantor. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 25 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 25, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 25 shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Section 25 constitute, and this Section 25 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”.
SECTION III.Amendment to U.S. Security Agreement. Clause (ii) of the definition of “Obligations” in ARTICLE VII of the U.S. Security Agreement is hereby amended by inserting the following text immediately before the “);” appearing at the end of such clause:

“; provided, however, in no event will Secured Hedging Obligations include any Excluded Swap Obligations”.

SECTION IV.Amendment to U.S. Pledge Agreement. Clause (ii) of Section 1 of the U.S. Pledge Agreement is hereby amended by inserting the following text immediately before the “);” appearing at the end of such clause:

“; provided, however, in no event will Secured Hedging Obligations include any Excluded Swap Obligations”.

SECTION V.Amendments to Canadian Guaranty.

A.    Clause (ii) of Section 1 of the Canadian Guaranty is hereby amended by inserting the following text immediately before the “);” appearing at the end of such clause:
“; provided, however, in no event will Secured Hedging Obligations include any Excluded Swap Obligations”.

B.    Section 1 of the Canadian Guaranty is hereby further amended by inserting in the appropriate alphabetical order the following new definition:

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

C.    The Canadian Guaranty is hereby further amended by adding the following new Section 26 immediately after Section 25 thereof:

“26.    Qualified ECP Guarantor. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 26 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 26, or otherwise under this Guaranty, as it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 26 shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Section 26 constitute, and this Section 26 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”.
SECTION VI.Amendment to Canadian Security Agreement. Clause (ii) of the definition of “Obligations” in Section 7.1 of the Canadian Security Agreement is hereby amended by inserting the following text immediately before the “);” appearing at the end of such clause:
“; provided, however, in no event will Secured Hedging Obligations include any Excluded Swap Obligations”.

SECTION VII.Representations and Warranties.     In order to induce the Administrative Agent, the Collateral Agent and the undersigned Lenders to enter into this Omnibus Amendment, each of the Company and each other Borrower hereby represents and warrants that:

A.    As of the Omnibus Amendment Effective Date (as hereinafter defined), both immediately before and immediately after giving effect to this Omnibus Amendment, (a) there shall exist no Default or Event of Default and (b) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Omnibus Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as of any such date).

B.    Each Credit Party has the Business power and authority to execute, deliver and perform the terms and provisions of this Omnibus Amendment and has taken all necessary Business action to authorize the execution, delivery and performance by it of this Omnibus Amendment. Each Credit Party has duly executed and delivered this Omnibus Amendment, and this Omnibus Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

C.    Neither the execution, delivery or performance by any Credit Party of this Omnibus Amendment, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject including, without limitation, the Existing Convertible Notes Indentures, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of their respective Subsidiaries.

SECTION VIII. Effectiveness.        This Omnibus Amendment shall become effective on the date (the “Omnibus Amendment Effective Date”) when the Company, each other Borrower, each other Guarantor, the Administrative Agent, the Collateral Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent, c/o White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Michael Brown (facsimile number: 212-354-8113 / e-mail address: Michael.Brown@whitecase.com).

SECTION IX.Reference To and Effect Upon the Credit Documents.

A.    From and after the Omnibus Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, (ii) the term “Guaranty” in the U.S. Guaranty, and all references to the U.S. Guaranty in any other Credit Document, shall mean the U.S. Guaranty as modified hereby, (iii) the term “Canadian Guaranty” in the Canadian Guaranty, and all references to the Canadian Guaranty in any other Credit Document, shall mean the Canadian Guaranty as modified hereby, (iv) the term “Agreement” in the U.S. Security Agreement, and all references to the U.S. Security Agreement in any other Credit Document, shall mean the U.S. Security Agreement as modified hereby, (v) the term “Agreement” in the Canadian Security Agreement, and all references to the Canadian Security Agreement in any other Credit Document, shall mean the Canadian Security Agreement as modified hereby, (vi) the term “Agreement” in the U.S. Pledge Agreement, and all references to the U.S. Pledge Agreement in any other Credit Document, shall mean the U.S. Pledge Agreement as modified hereby and (vii) this Omnibus Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

B.    This Omnibus Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

SECTION X. Counterparts, Etc.    This Omnibus Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Omnibus Amendment by delivering by facsimile or other electronic transmission a signature page of this Omnibus Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Omnibus Amendment are included herein for convenience of reference only and shall not constitute part of this Omnibus Amendment for any other purpose. A complete set of counterparts of this Omnibus Amendment shall be lodged with the Borrowers and Administrative Agent.

SECTION XI. Governing Law.     This Omnibus Amendment and the rights and obligations of the parties under this Omnibus Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York or, solely to the extent relating to the Canadian Guaranty and/or the Canadian Security Agreement, the law of the Province of Ontario.

[Signature Pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Omnibus Amendment as of the date first above written.

CIENA CORPORATION
By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

CIENA COMMUNICATIONS, INC.
By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

CIENA CANADA, INC.
By: /s/ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, as Collateral Agent and as a Lender
By: /s/ Anca Trifin Name: Anca Trifin Title: Managing Director
By: /s/ Kelvin Ji Name: Kelvin Ji Title: Vice President

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents

SIGNATURE PAGE TO OMNIBUS SECOND
AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO U.S. SECURITY
AGREEMENT, CANADIAN SECURITY
AGREEMENT, U.S. PLEDGE AGREEMENT, U.S.
GUARANTY AND CANADIAN GUARANTY, DATED
AS OF THE DATE FIRST WRITTEN
ABOVE, AMONG CIENA CORPORATION, CIENA
COMMUNICATIONS, INC., CIENA CANADA, INC.,
THE LENDERS PARTY THERETO AND
DEUTSCHE BANK AG NEW YORK BRANCH, AS
ADMINISTRATIVE AGENT AND AS
COLLATERAL AGENT

NAME OF INSTITUTION: Morgan Stanley Bank, N.A. By: /s/ Allen Chang Name: Allen Chang Title: Authorized Signatory

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents

SIGNATURE PAGE TO OMNIBUS SECOND
AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO U.S. SECURITY
AGREEMENT, CANADIAN SECURITY
AGREEMENT, U.S. PLEDGE AGREEMENT, U.S.
GUARANTY AND CANADIAN GUARANTY, DATED
AS OF THE DATE FIRST WRITTEN
ABOVE, AMONG CIENA CORPORATION, CIENA
COMMUNICATIONS, INC., CIENA CANADA, INC.,
THE LENDERS PARTY THERETO AND
DEUTSCHE BANK AG NEW YORK BRANCH, AS
ADMINISTRATIVE AGENT AND AS
COLLATERAL AGENT

NAME OF INSTITUTION: Wells Fargo Bank, National Association By: /s/ Reza Sabahi Name: Reza Sabahi Title: Authorized Signatory

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents

SIGNATURE PAGE TO OMNIBUS SECOND
AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO U.S. SECURITY
AGREEMENT, CANADIAN SECURITY
AGREEMENT, U.S. PLEDGE AGREEMENT, U.S.
GUARANTY AND CANADIAN GUARANTY, DATED
AS OF THE DATE FIRST WRITTEN
ABOVE, AMONG CIENA CORPORATION, CIENA
COMMUNICATIONS, INC., CIENA CANADA, INC.,
THE LENDERS PARTY THERETO AND
DEUTSCHE BANK AG NEW YORK BRANCH, AS
ADMINISTRATIVE AGENT AND AS
COLLATERAL AGENT

NAME OF INSTITUTION: Wells Fargo Capital Finance Corporation Canada By: /s/ Domenic Cosentino Name: Domenic Cosentino Title: Vice President

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents

SIGNATURE PAGE TO OMNIBUS SECOND
AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO U.S. SECURITY
AGREEMENT, CANADIAN SECURITY
AGREEMENT, U.S. PLEDGE AGREEMENT, U.S.
GUARANTY AND CANADIAN GUARANTY, DATED
AS OF THE DATE FIRST WRITTEN
ABOVE, AMONG CIENA CORPORATION, CIENA
COMMUNICATIONS, INC., CIENA CANADA, INC.,
THE LENDERS PARTY THERETO AND
DEUTSCHE BANK AG NEW YORK BRANCH, AS
ADMINISTRATIVE AGENT AND AS
COLLATERAL AGENT

NAME OF INSTITUTION: Bank of America, N.A. By: /s/ Victoria Tillman Name: Victoria Tillman Title: Senior Vice President

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents

SIGNATURE PAGE TO OMNIBUS SECOND
AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO U.S. SECURITY
AGREEMENT, CANADIAN SECURITY
AGREEMENT, U.S. PLEDGE AGREEMENT, U.S.
GUARANTY AND CANADIAN GUARANTY, DATED
AS OF THE DATE FIRST WRITTEN
ABOVE, AMONG CIENA CORPORATION, CIENA
COMMUNICATIONS, INC., CIENA CANADA, INC.,
THE LENDERS PARTY THERETO AND
DEUTSCHE BANK AG NEW YORK BRANCH, AS
ADMINISTRATIVE AGENT AND AS
COLLATERAL AGENT

NAME OF INSTITUTION: Bank of America, N.A. (acting through its Canada Branch) as a Lender and Issuing Lender By: /s/ Clara McGibbon Name: Clara McGibbon Title: Assistant Vice President

Signature Page - 2013 Omnibus Amendment to Ciena Credit Documents